FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	2,515	495,483,727.64	44.91	6.975	613	80.63
Finance America	2,260	278,458,919.75	25.24	7.550	604	80.58
Accredited	1,429	231,279,789.12	20.96	7.582	623	80.45
Resmae	594	83,092,488.15	7.53	7.445	629	80.77
Quickloan	71	15,079,608.08	1.37	7.381	587	75.52

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	1,281,302.84	0.12	4.990	637	73.43
5.001 - 5.500	70	15,679,545.51	1.42	5.371	631	73.60
5.501 - 6.000	462	102,372,543.23	9.28	5.889	638	74.51
6.001 - 6.500	776	155,880,360.84	14.13	6.336	636	76.94
6.501 - 7.000	1,351	257,117,602.56	23.30	6.840	625	79.42
7.001 - 7.500	1,032	175,966,616.63	15.95	7.321	614	82.24
7.501 - 8.000	1,154	186,262,460.32	16.88	7.809	603	83.06
8.001 - 8.500	613	84,114,113.14	7.62	8.316	586	83.76
8.501 - 9.000	581	66,456,747.14	6.02	8.816	577	84.15
9.001 - 9.500	243	23,159,660.15	2.10	9.282	569	84.01
9.501 - 10.000	279	20,189,882.15	1.83	9.787	576	84.28
10.001 – 10.500	93	5,863,026.52	0.53	10.282	575	86.06
10.501 – 11.000	113	5,028,931.35	0.46	10.830	595	90.88
11.001 – 11.500	71	2,553,108.62	0.23	11.318	604	97.26
11.501 – 12.000	21	1,212,343.36	0.11	11.880	574	83.55
12.001 – 12.500	3	209,519.91	0.02	12.226	524	67.99
13.501 – 14.000	1	46,768.47	0.00	13.999	535	90.00

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

Min: 4.990
Max: 13.999
Weighted Average: 7.288

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 – 50,000.00	614	22,370,551.42	2.03	9.408	618	87.92
50,000.01 – 100,000.00	1,436	108,818,072.21	9.86	8.071	602	81.17
100,000.01 – 150,000.00	1,612	202,014,500.61	18.31	7.464	610	80.54
150,000.01 – 200,000.00	1,162	202,345,417.90	18.34	7.238	612	79.88
200,000.01 – 250,000.00	758	170,393,658.94	15.44	7.071	613	79.81
250,000.01 – 300,000.00	671	184,148,456.72	16.69	6.951	618	80.06
300,000.01 – 350,000.00	433	139,956,908.98	12.68	6.966	619	81.12
350,000.01 – 400,000.00	115	42,102,414.67	3.82	6.989	624	81.18
400,000.01 – 450,000.00	42	17,867,144.86	1.62	7.305	631	82.07
450,000.01 – 500,000.00	15	7,120,678.79	0.65	7.201	633	75.84
500,000.01 – 550,000.00	5	2,631,395.51	0.24	7.206	622	79.77
550,000.01 – 600,000.00	4	2,288,635.05	0.21	6.717	674	83.72
650,000.01 – 700,000.00	2	1,336,697.08	0.12	7.748	609	68.54

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

Min: $12,491.78
Max: $673,345.16
Average: $160,633.94

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	4,276	676,637,367.45	61.32	7.459	601	80.97
ARM 2/28 - IO	847	187,523,076.21	17.00	6.710	642	80.47
Fixed 30 yr	827	131,231,585.37	11.89	7.067	627	76.23
ARM 3/27	200	30,278,962.53	2.74	7.549	617	83.30
ARM 1/29	87	19,964,135.68	1.81	7.039	609	84.69
ARM 3/27 - IO	62	13,611,199.47	1.23	6.547	645	82.13
Balloon 30/15	321	11,377,834.71	1.03	10.394	648	99.87
Fixed 30 yr — IO	37	9,057,549.54	0.82	6.435	669	76.44
ARM 5/25	41	7,873,996.94	0.71	6.756	620	73.52
Fixed 15 yr	82	6,127,482.58	0.56	7.810	611	71.42
Fixed 20 yr	58	3,907,055.66	0.35	8.194	628	80.97
6 Month ARM	15	3,654,165.49	0.33	7.084	625	84.84
ARM 5/25 - IO	8	1,423,955.08	0.13	7.122	678	79.97
Fixed 10 yr	5	420,605.33	0.04	6.934	604	65.97
Fixed 25 yr	2	245,560.70	0.02	6.290	662	74.06
Fixed 15 yr — IO	1	60,000.00	0.01	7.440	713	9.23

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	5,536	940,966,858.85	85.28	7.283	611	80.99
Balloon	321	11,377,834.71	1.03	10.394	648	99.87
Fixed	1,012	151,049,839.18	13.69	7.087	629	76.11

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	90	12,209,512.12	1.11	7.200	621	75.70
2	2,735	376,973,402.68	34.16	7.485	612	80.09
3	2,084	333,598,482.66	30.23	7.472	620	80.32
4	757	132,100,320.19	11.97	7.171	618	82.96
5	924	186,517,363.68	16.90	6.868	609	79.36
6	207	45,368,280.94	4.11	6.793	600	83.96
7	57	13,527,606.26	1.23	6.171	602	81.91
8	12	2,421,160.48	0.22	6.384	585	82.40
9	2	362,731.38	0.03	6.038	598	76.84
11	1	315,672.35	0.03	6.800	573	85.00

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

Min: 1
Max: 11
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	6,493	1,090,057,171.69	98.79	7.250	613	80.28
2	376	13,337,361.05	1.21	10.396	647	99.85

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.01 - 10.00	1	60,000.00	0.01	7.440	713	9.23
10.01 - 15.00	2	104,267.43	0.01	6.308	713	13.14
15.01 - 20.00	3	487,628.61	0.04	7.245	586	18.33
20.01 - 25.00	14	1,155,285.34	0.10	7.613	579	23.13
25.01 - 30.00	11	1,023,024.45	0.09	7.433	584	27.32
30.01 - 35.00	18	2,117,158.88	0.19	6.871	609	32.18
35.01 - 40.00	27	3,355,318.29	0.30	7.012	582	37.94
40.01 - 45.00	46	6,965,488.65	0.63	6.960	608	42.92
45.01 - 50.00	74	12,506,366.32	1.13	6.851	596	48.19
50.01 - 55.00	97	17,527,165.75	1.59	6.711	596	52.75
55.01 - 60.00	127	23,138,066.37	2.10	6.989	586	57.91
60.01 - 65.00	278	50,548,296.80	4.58	7.105	583	63.32
65.01 - 70.00	353	61,964,822.48	5.62	7.077	595	68.73
70.01 - 75.00	463	80,326,473.99	7.28	7.022	588	73.99
75.01 - 80.00	2,053	337,965,676.15	30.63	7.019	625	79.63
80.01 - 85.00	940	164,304,440.92	14.89	7.328	603	84.44
85.01 - 90.00	1,402	227,113,829.05	20.58	7.613	618	89.65
90.01 - 95.00	427	76,727,101.84	6.95	7.627	640	94.74
95.01 - 100.00	533	36,004,121.42	3.26	8.798	648	99.92

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

Min: 9.23
Max: 100.00
Weighted Average: 80.52

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	24	3,893,675.68	0.35	9.650	487	64.00
500 - 524	440	65,897,786.47	5.97	8.152	512	73.54
525 - 549	666	100,839,900.56	9.14	7.922	537	76.45
550 - 574	730	112,103,614.95	10.16	7.638	562	79.57
575 - 599	1,051	159,423,793.91	14.45	7.274	587	79.74
600 - 624	1,239	207,409,498.77	18.80	7.075	612	82.04
625 - 649	999	169,404,834.01	15.35	7.031	636	81.81
650 - 674	711	118,954,695.22	10.78	7.097	661	82.79
675 - 699	478	76,095,687.04	6.90	7.038	687	83.37
700 - 724	252	44,339,469.70	4.02	6.831	710	82.95
725 - 749	142	22,650,220.10	2.05	6.923	736	81.22
750 - 774	93	15,340,524.13	1.39	6.934	761	81.42
775 - 799	39	6,271,459.10	0.57	6.848	782	82.66
800 - 824	5	769,373.10	0.07	6.184	806	72.12

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

Min: 475
Max: 813
NZ Weighted Average: 614

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	4,002	747,160,471.67	67.71	7.210	604	78.95
Purchase	2,495	290,948,434.30	26.37	7.540	640	84.33
Rate/Term Refinance	372	65,285,626.77	5.92	7.066	607	81.46

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	5,058	762,800,241.73	69.13	7.299	608	80.36
PUD	588	99,403,915.33	9.01	7.336	614	81.36
Duplex	426	90,974,770.90	8.24	7.135	629	80.43
Condo	514	79,523,420.56	7.21	7.238	633	82.68
3-4 Family	187	53,631,921.94	4.86	7.373	639	76.91
Townhouse	92	16,452,975.30	1.49	7.291	620	84.94
Manufactured	4	607,286.98	0.06	7.575	596	72.37

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	4,404	642,553,083.09	58.23	7.219	601	80.59
Stated	2,298	429,239,158.43	38.90	7.400	633	80.51
Limited	67	14,998,081.15	1.36	7.027	593	77.06
12 mo. Bank Statements	65	11,205,601.67	1.02	7.131	640	81.40
Alt.	30	4,046,301.98	0.37	7.958	612	80.56
24 mo. Bank Statements	4	867,917.07	0.08	6.915	589	73.91
6 mo. Bank Statements	1	484,389.35	0.04	6.990	674	90.00

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	6,037	982,574,652.80	89.05	7.229	610	80.31
Non-Owner Occupied	795	114,463,659.47	10.37	7.782	647	82.24
Second Home	37	6,356,220.47	0.58	7.469	659	82.07

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	120	10,236,775.40	0.93	8.260	597	84.83
Alaska	3	452,665.72	0.04	7.277	587	73.72
Arizona	306	43,446,483.96	3.94	7.423	612	82.11
Arkansas	17	1,459,105.75	0.13	8.019	589	87.50
California	1,308	310,101,741.82	28.10	6.781	614	76.06
Colorado	151	21,630,375.56	1.96	7.062	626	82.24
Connecticut	102	18,285,625.03	1.66	7.432	610	81.01
Delaware	10	1,444,769.77	0.13	7.515	603	78.92
District of Columbia	49	9,703,015.42	0.88	6.947	600	70.05
Florida	639	94,309,423.23	8.55	7.463	613	81.65
Georgia	182	22,353,263.08	2.03	7.763	611	84.49
Hawaii	34	9,756,892.51	0.88	6.980	628	81.03
Idaho	15	1,822,052.55	0.17	7.968	597	77.71
Illinois	866	142,683,775.41	12.93	7.405	622	83.66
Indiana	114	10,061,004.16	0.91	8.198	586	86.82
Iowa	34	3,376,070.68	0.31	8.050	627	86.16
Kansas	36	3,693,603.58	0.33	7.989	607	86.53
Kentucky	30	3,175,543.50	0.29	7.595	598	86.86
Louisiana	57	5,665,086.94	0.51	7.888	607	83.32
Maine	6	930,005.13	0.08	7.397	619	86.72
Maryland	187	37,644,545.76	3.41	7.380	608	80.95
Massachusetts	68	15,438,259.21	1.40	7.422	633	79.99
Michigan	210	22,745,252.50	2.06	7.852	603	85.32
Minnesota	95	16,121,007.38	1.46	7.199	617	83.37
Mississippi	139	9,409,755.92	0.85	8.141	579	83.96
Missouri	196	18,375,174.01	1.67	8.239	591	85.49
Montana	5	645,630.37	0.06	6.972	637	88.18
Nebraska	10	826,589.71	0.07	8.495	594	88.83
Nevada	115	23,417,997.80	2.12	7.019	627	81.01
New Hampshire	8	1,766,271.61	0.16	7.029	599	81.00
New Jersey	109	22,226,279.76	2.01	7.489	613	79.69
New Mexico	37	5,843,876.87	0.53	8.013	609	84.92
New York	249	59,875,039.28	5.43	7.107	620	78.47
North Carolina	59	6,663,620.71	0.60	8.170	607	86.45
North Dakota	1	69,621.39	0.01	8.865	557	85.00
Ohio	150	14,098,458.15	1.28	7.567	615	85.13
Oklahoma	61	3,573,062.72	0.32	7.896	612	80.98
Oregon	53	6,907,942.06	0.63	6.979	632	79.24
Pennsylvania	160	18,542,330.07	1.68	7.652	606	82.97
Rhode Island	27	5,978,094.83	0.54	7.338	635	81.42
South Carolina	35	3,363,586.67	0.30	8.349	586	87.04
South Dakota	2	184,831.27	0.02	8.530	626	97.48
Tennessee	46	4,353,452.07	0.39	8.092	623	86.52
Texas	311	26,248,790.30	2.38	7.959	600	81.69
Utah	67	7,239,473.10	0.66	7.641	633	84.63
Vermont	2	202,464.05	0.02	7.501	667	81.26
Virginia	188	30,516,386.44	2.77	7.298	609	81.53
Washington	117	17,817,691.87	1.61	7.170	621	82.03
West Virginia	20	1,853,380.16	0.17	8.782	567	79.43
Wisconsin	62	6,675,985.13	0.61	8.064	596	83.27
Wyoming	1	182,402.37	0.02	6.750	623	80.00

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,845	286,347,188.94	25.95	7.578	615	83.01
6	44	6,138,246.57	0.56	7.908	626	82.98
12	458	97,528,661.17	8.84	7.128	628	78.73
18	17	2,550,373.06	0.23	7.259	601	81.12
24	3,507	550,147,879.85	49.86	7.252	607	80.17
30	19	2,875,032.43	0.26	7.634	596	76.58
36	979	157,807,150.72	14.30	6.958	626	78.32

Total:	6,869	1,103,394,532.74	100.00	7.288	614	80.52

Loans with Penalty: 74.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	1	159,681.83	0.02	7.499	689	80.00
3.501 - 4.000	17	2,490,505.13	0.26	7.162	673	83.24
4.001 - 4.500	216	34,293,680.79	3.64	7.141	634	81.20
4.501 - 5.000	403	74,223,396.42	7.89	7.100	628	82.63
5.001 - 5.500	305	49,292,889.96	5.24	6.781	652	78.06
5.501 - 6.000	2,299	424,231,266.21	45.08	6.902	620	80.37
6.001 - 6.500	1,239	173,404,883.08	18.43	7.858	599	83.47
6.501 - 7.000	783	147,032,350.55	15.63	7.613	582	79.33
7.001 - 7.500	169	23,919,026.96	2.54	8.650	573	83.33
7.501 - 8.000	60	7,253,770.93	0.77	8.998	564	83.82
8.001 - 8.500	26	2,916,234.42	0.31	9.600	541	82.02
8.501 - 9.000	15	1,561,270.31	0.17	9.970	558	85.83
9.001 - 9.500	1	105,179.99	0.01	10.750	514	90.00
9.501 - 10.000	1	35,953.80	0.00	10.999	593	75.00
12.001 - 12.500	1	46,768.47	0.00	13.999	535	90.00

Total:	5,536	940,966,858.85	100.00	7.283	611	80.99

Min: 3.500
Max: 12.499
Weighted Average (>0): 6.042

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	14	2,585,042.98	0.27	5.373	646	70.22
11.501 - 12.000	104	18,737,842.90	1.99	5.810	629	74.49
12.001 - 12.500	284	52,173,136.57	5.54	6.104	627	76.78
12.501 - 13.000	658	128,033,569.49	13.61	6.312	625	76.36
13.001 - 13.500	735	133,617,895.14	14.20	6.743	622	79.26
13.501 - 14.000	1,164	214,336,752.79	22.78	7.101	620	81.32
14.001 - 14.500	795	135,084,525.24	14.36	7.562	613	84.15
14.501 - 15.000	877	137,393,036.32	14.60	7.993	600	84.59
15.001 - 15.500	392	55,469,184.60	5.89	8.509	577	83.75
15.501 - 16.000	338	42,947,325.30	4.56	8.992	570	83.86
16.001 - 16.500	79	9,532,470.73	1.01	9.438	546	80.62
16.501 - 17.000	64	7,285,290.83	0.77	9.878	536	76.64
17.001 - 17.500	17	1,950,471.60	0.21	10.311	522	73.73
17.501 - 18.000	7	859,871.20	0.09	10.741	499	68.23
18.001 - 18.500	2	160,175.63	0.02	11.020	536	76.46
18.501 - 19.000	3	579,244.41	0.06	11.902	540	66.81
19.001 - 19.500	2	174,254.65	0.02	12.231	509	61.51
20.501 - 21.000	1	46,768.47	0.00	13.999	535	90.00

Total:	5,536	940,966,858.85	100.00	7.283	611	80.99

Min: 11.250
Max: 20.999
Weighted Average (>0): 13.954

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	8	1,493,113.03	0.16	5.326	646	74.57
5.001 - 5.500	67	15,370,548.70	1.63	5.368	629	73.95
5.501 - 6.000	386	86,335,223.19	9.18	5.877	634	75.80
6.001 - 6.500	585	117,068,001.79	12.44	6.335	633	78.42
6.501 - 7.000	1,129	215,924,619.20	22.95	6.840	624	79.96
7.001 - 7.500	918	158,889,438.80	16.89	7.324	614	82.49
7.501 - 8.000	1,030	169,721,974.23	18.04	7.809	602	83.43
8.001 - 8.500	530	76,963,970.18	8.18	8.316	583	83.79
8.501 - 9.000	498	59,969,240.85	6.37	8.813	575	84.51
9.001 - 9.500	179	19,012,549.14	2.02	9.281	562	83.34
9.501 - 10.000	142	14,351,177.27	1.53	9.749	554	80.87
10.001 - 10.500	38	3,312,559.51	0.35	10.273	535	79.08
10.501 - 11.000	17	1,564,031.50	0.17	10.735	521	73.33
11.001 - 11.500	3	190,143.93	0.02	11.032	536	77.19
11.501 - 12.000	3	579,244.41	0.06	11.902	540	66.81
12.001 - 12.500	2	174,254.65	0.02	12.231	509	61.51
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00

Total:	5,536	940,966,858.85	100.00	7.283	611	80.99

Min: 4.990
Max: 13.999
Weighted Average (>0): 7.283

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	276	44,910,243.63	4.77	7.411	615	79.06
1.500	1,361	231,549,498.08	24.61	7.548	623	81.35
2.000	164	38,038,806.77	4.04	6.936	625	82.95
3.000	3,735	626,468,310.37	66.58	7.197	606	80.88

Total:	5,536	940,966,858.85	100.00	7.283	611	80.99

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.495

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	2,383	337,711,098.39	35.89	7.425	607	80.24
1.500	1,333	228,088,726.39	24.24	7.552	619	81.78
2.000	1,820	375,167,034.07	39.87	6.991	610	81.20

Total:	5,536	940,966,858.85	100.00	7.283	611	80.99

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.520

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.